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Exhibit 99.2

BEFORE THE PUBLIC SERVICE COMMISSION
OF THE STATE OF MISSOURI

[MISSOURI PUBLIC SERVICE COMMISSION SEAL]

In the Matter of The Empire District Electric Company
of Joplin, Missouri, for Authority to File Tariffs Increasing
Rates for Electric Service Provided to Customers in the
Missouri Service Area of the Company.	) ) ) )	Case No. ER-2002-424 Tariff No. 200200743

REPORT AND ORDER

Issue Date: November 14, 2002
Effective Date: November 24, 2002

BEFORE THE PUBLIC SERVICE COMMISSION
OF THE STATE OF MISSOURI

In the Matter of The Empire District Electric Company
of Joplin, Missouri, for Authority to File Tariffs Increasing
Rates for Electric Service Provided to Customers in the
Missouri Service Area of the Company.	) ) ) )	Case No. ER-2002-424 Tariff No. 200200743

APPEARANCES

James C. Swearengen, Dean L. Cooper, and Gary W. Duffy, Brydon, Swearengen & England P.C., Post Office Box 456, 312 East Capitol Avenue, Jefferson City, Missouri 65102, for The Empire District Electric Company.

Stuart W. Conrad, Finnegan, Conrad & Peterson, 1209 Penntower Office Center, 3100 Broadway, Kansas City, Missouri 64111, for Praxair, Inc.

John B. Coffman, Acting Public Counsel, Office of the Public Counsel, Post Office Box 7800, Jefferson City, Missouri 65102, for the Office of the Public Counsel and the public.

Keith R. Krueger, Deputy General Counsel, Dennis L. Frey, Senior Counsel, Bruce H. Bates, David A. Meyer, Robert V. Franson, Robert S. Berlin, Associates General Counsel, Nathan Williams, and Eric Anderson, Legal Counsel, Missouri Public Service Commission, Post Office Box 360, Jefferson City, Missouri 65102, for the Staff of the Missouri Public Service Commission.

REGULATORY LAW JUDGE:    Vicky Ruth, Senior Regulatory Law Judge.

REPORT AND ORDER

Syllabus:

        This order approves the settlement by the parties of The Empire District Electric Company's general rate case.

Procedural History:

        On March 8, 2002, The Empire District Electric Company filed with the Missouri Public Service Commission proposed tariff sheets bearing an effective date of May 15, 2002. The tariff sheets were designed to increase permanent rates for electric service provided to retail customers in Empire's Missouri service area in order to produce an annual increase of approximately $19,779,916 (8.51 percent) in the Company's gross annual electric revenues, exclusive of applicable fees and taxes.

        On March 12, 2002, Praxair, Inc., filed a motion to intervene, which the Commission granted by order issued March 15, 2002. The Commission issued an order granting a protective order on April 1, 2002.

        On April 2, 2002, the Commission issued its Suspension Order and Notice, suspending the proposed tariff until March 12, 2002, setting the test year, and adopting a procedural schedule. The order scheduled the evidentiary hearing for October 28, 2002, through November 8, 2002.

        On June 7, 2002, the Commission issued an order scheduling a local public hearing in Joplin, Missouri, on September 17, 2002. The local public hearing was conducted on September 17, 2002, as scheduled.

        On August 19, 2002, the Commission issued an order changing some procedural dates as requested by the parties.

        On October 28, 2002, the parties filed their Unanimous Stipulation and Agreement in settlement of all issues in this case. Staff filed its Suggestions in Support of the Unanimous Stipulation and Agreement on October 31, 2002.

        An on-the-record presentation was set for November 5, 2002, and was held that day as scheduled. All of the prefiled testimony was received into the record at that time, without objection, and all of the parties waived their right to cross-examination. The transcript of the on-the-record presentation was filed on November 7, 2002.

Discussion:

        As described above, the parties have presented their settlement agreement to the Commission in the form of the Unanimous Stipulation and Agreement filed on October 28, 2002.

The Unanimous Stipulation and Agreement

        The Unanimous Stipulation and Agreement addresses the revenue requirement, the Interim Energy Charge, Depreciation Issues, Rate Design, the Experimental Low-Income Program, interest on customer deposits, an outstanding Data Request, and a rate moratorium. A copy of the Agreement is attached hereto as Attachment A.

        The Agreement also contains various standard provisions commonly included in stipulations and agreements filed with the Commission, including the parties' reservation of the right to take contradictory positions in other cases; an assertion of the interdependence of all of the terms and consequent vacation of the agreement if modified by the Commission; the parties' waiver of their rights, contingent on Commission approval of the agreement, to present testimony, to cross-examine witnesses, to present oral argument or written briefs, to a reading of the full transcript by the members of the Commission, and to seek judicial review; that prefiled testimony relating to issues resolved by the agreement shall be received into the record; that Staff shall prepare and file supporting suggestions; and that Staff may provide oral explanations of the agreement as requested by the Commission at an Agenda session.

Revenue Requirement:

        The parties agreed to a revenue requirement increase of $11,000,000 in gross annual electric revenues, exclusive of applicable fees and taxes, with the rates to be effective for service rendered on and after December 1, 2002. The parties agree that this increase is just and reasonable and no party has objected to it or requested a hearing.

        The parties state that they believe that a December 1, 2002, effective date is reasonably achievable and recognize that from Empire's standpoint this effective date was a key inducement to enter into the Agreement. The parties agree that the Commission, in its order approving the Agreement, should authorize Empire to file tariff sheets in conformance with the illustrative tariff sheets attached to the Unanimous Stipulation and Agreement. The parties also agree that the Commission should authorize the tariff sheets to have an effective date of December 1, 2002, which is less than 30 days from the filing date, without the necessity of Empire filing a separate motion seeking such authorization.

Interim Energy Charge:

        The parties agree that the Interim Energy Charge (IEC), which was authorized by the Commission in Empire's previous general electric rate case (Case No. ER-2001-299) and subsequently modified in Case No. ER-2002-1074, shall terminate at 12:01 a.m. of the Commission-ordered effective date of the new rates that are the subject of this Agreement. Empire agrees that all moneys collected as a result of the IEC, up to and including the Commission-ordered effective date of the new rates, shall be refunded to the Company's customers, with interest in accordance with the agreements filed in said Case Nos. ER-2001-299 and ER-2002-1074.(1) Because Empire will refund all amounts it has collected under the IEC (plus interest) to the customers paying such amounts, the true-up audit of Empire's fuel costs following the termination of the IEC as was specified both in the Unanimous Stipulation and

2

Agreement Regarding Fuel and Purchased Power Expense and Class Cost of Service and Rate Design (299 Stipulation), filed in Case No. ER-2001-299 on June 4, 2001, and in the supporting Unanimous Stipulation and Agreement Regarding "Error" in Case No. ER-2001-299 and an Immediate Reduction of the Interim Energy Charge, filed in Case No. ER-2002-1074 on May 14, 2002, will be unnecessary. The parties agree that the amount of the refund, including interest, to be credited to each of Empire's customers will be calculated in accordance with the procedures set forth in those agreements, and Empire agrees to submit satisfactory and sufficient data to verify the calculation of the aggregate amount to be refunded. Empire agrees that the refunds shall be credited no later than March 15, 2003. The disposition of any residual amounts, resulting from an inability to locate former Empire customers, will be as specified in the 299 Stipulation.

(1)
The Company estimates that approximately $18 million, plus interest, will be refunded to Empire's customers.

Depreciation and FAS 87:

        a)    Pension Cost: The parties state that Pension Cost has been determined based upon the Employee Retirement Income Security Act (ERISA) minimum contribution. This calculation reflects a Staff policy change from Financial Accounting Standard 87 (FAS 87) and is intended to reduce annual volatility in pension cost for ratemaking purposes, and to match the Company's actual cash funding requirements under ERISA. The parties agree that the Prepaid Pension Asset, resulting from the use of FAS 87 in determining pension cost for ratemaking purposes in prior cases, will be amortized over a seven-year period. The amortized balance of $12,925,650 as of the date of the Agreement will be included in rate base for ratemaking purposes during the seven-year amortization period.

        b)    Cost of Removal/Salvage: The depreciation rates agreed to by the parties do not include a provision for net salvage. Instead, net salvage has been included in the income statement in determining cost of service based upon the Company's actual historical experience.

Rate Design:

        The Agreement provides that the increase in the Company's revenue requirement shall be allocated to each rate schedule on an equal-percent-of-current-revenues basis. The charges within each nonresidential rate schedule shall receive an equal percentage increase (subject to rounding) to produce the increase allocated to each rate schedule. The increase to the residential class shall reflect an adjustment to the summer-winter differential. The resulting charges for each rate schedule were shown on Exhibit B to the Unanimous Stipulation and Agreement. The parties also agree that the illustrative tariff sheets attached to the Agreement as Exhibit A incorporate the agreed-to rate design.

Experimental Low-Income Program:

        The Agreement provides that the Company will implement an Experimental Low-Income Program (ELIP), generally consistent with the program proposed by the Company. Program details shall be developed by a collaborative committee of the interested parties and will be presented to the Commission for approval no later than April 1, 2003. The parties agree that any disagreement over the program design among the interested parties shall be brought to the Commission for resolution as quickly as possible.

        The Agreement provides that ratepayer funding of the ELIP will be at the level proposed by the Company; however, ratepayer funding will be matched dollar-for-dollar by Empire. Empire agrees not to seek recovery of its dollar-for-dollar match in any future ratemaking proceeding. The sum of the ratepayer funding and the Empire dollar-for-dollar match shall be considered "program funds." The

3

Agreement provides that inasmuch as ratepayer funding for this program is included in the agreed-to increase in the Company's revenues and incorporated in the agreed-to rate design, there will be no surcharge applied to customers' bills. The benefits of continuing the experiment may be evaluated in the Company's next rate or complaint case, but in any event, an evaluation of the first two years of this experiment shall be initiated no later than thirty months from the date that the tariff sheets implementing this program are approved by the Commission or otherwise allowed to become effective. The effectiveness of the ELIP shall be evaluated by an independent third party hired by the Company and mutually agreed to by the parties, and any other interested party, at a cost not to exceed $10,000, to be paid through program funds. The Agreement notes that Empire agrees that the program developed by the collaborative may contain the following provisions:

          a)    The Company will assist ELIP participants in completing LIHEAP (Low Income Home Energy Assistance Program) applications so that participants have improved opportunities to receive further assistance in paying their Empire electric bills; and

          b)    The Company will retain the services of an outside contractor experienced in the design and implementation of low-income rates and who is mutually agreed upon by Empire, Staff, and Public Counsel, to assist the collaborative committee in developing program details at a cost not to exceed $5,000, to be paid through program funds.

Interest on Customer Deposits:

        The Agreement provides that Empire shall file tariff sheets to change the interest rate the Company pays on customer deposits, effective January 1, 2003, to one percentage point above the prime rate published in the Wall Street Journal as being in effect on the last business day of December of the prior year, except as otherwise required by Commission rule.

Outstanding Data Request:

        Empire agrees to provide to Staff, within ten days after the effective date of the Commission's order approving the Agreement, all analysts' documents requested in Staff Data Request No. 3808, including, but not limited to, all A.G. Edwards research reports from April 2000 though June 2001, or a written statement from A.G. Edwards that such documents do not exist or are not available. In the latter case, Empire will request a written explanation from A.G. Edwards as to why the documents do not exist or why they are not available, and will furnish the response of A.G. Edwards to that request to the parties.

Moratorium:

        Each of the parties agree that before September 1, 2003, it will not file any tariff or pleading with the Commission, or encourage or assist in the filing of any tariff or pleading with the Commission, that seeks a general increase or decrease in the retail electric rates of Empire, unless there is the occurrence of a significant, unusual event, such as an act of God, a significant change in federal or state tax law, a significant change in federal or state utility law or regulation, or an extended outage or shutdown of a major generating unit(s) that has a major effect on Empire, in which case the Company may seek what is commonly referred to as "emergency" rate relief. The Agreement provides that by approving the Agreement, the Commission does not waive the right to determine whether Empire qualifies for "emergency" rate relief, and none of the parties waive their right to contest whether Empire should receive such relief nor agree to any changes in the standards applicable to such determination.

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In Conclusion:

        The parties urge the Commission to approve the Unanimous Stipulation and Agreement. The Commission has the legal authority to accept a stipulation and agreement as offered by the parties as a resolution of issues raised in this case.(2) The Commission has considered the settlement agreement of the parties, together with Staff's suggestions and the comments made at the on-the-record presentation, and concludes that the settlement agreement is just and reasonable and should be approved.

(2)
Section 536.060, RSMo. Supp. 2001.

  IT IS THEREFORE ORDERED:

        1.    That the settlement reached by the parties, as contained in the Unanimous Stipulation and Agreement filed on October 28, 2002 (Attachment A), is hereby approved as a resolution of all issues in this case.

        2.    That The Empire District Electric Company is ordered to comply with the terms of the settlement agreement of the parties as contained in the Unanimous Stipulation and Agreement filed on October 28, 2002 (Attachment A).

        3.    That the proposed tariff sheets (File No. 200200743) filed on March 8, 2002, by The Empire District Electric Company for the purpose of increasing permanent rates for electric service provided to retail customers in Empire's Missouri service area are hereby rejected. The specific sheets rejected are:

Schedule of Rates for Electricity, PSC Mo. No. 5
Section A, 16th Revised Sheet No. 1, Canceling Section A, 15th Revised Sheet No. 1
Section 1, 11th Revised Sheet No. 1, Canceling Section 1, 10th Revised Sheet No. 1
Section 2, 10th Revised Sheet No. 1, Canceling Section 2, 9th Revised Sheet No. 1
Section 2, 10th Revised Sheet No. 2, Canceling Section 2, 9th Revised Sheet No. 2
Section 2, 10th Revised Sheet No. 3, Canceling Section 2, 9th Revised Sheet No. 3
Section 2, 11th Revised Sheet No. 4, Canceling Section 2, 10th Revised Sheet No. 4
Section 2, 10th Revised Sheet No. 5, Canceling Section 2, 9th Revised Sheet No. 5
Section 2, 10th Revised Sheet No. 6, Canceling Section 2, 9th Revised Sheet No. 6
Section 2, 10th Revised Sheet No. 7, Canceling Section 2, 9th Revised Sheet No. 7
Section 2, 6th Revised Sheet No. 9, Canceling Section 2, 5th Revised Sheet No. 9
Section 2, 5th Revised Sheet No. 13, Canceling Section 2, 4th Revised Sheet No. 13
Section 3, 11th Revised Sheet No. 1, Canceling Section 3, 10th Revised Sheet No. 1
Section 3, 15th Revised Sheet No. 2, Canceling Section 3, 14th Revised Sheet No. 2
Section 3, 10th Revised Sheet No. 3, Canceling Section 3, 9th Revised Sheet No. 3
Section 3, 10th Revised Sheet No. 4, Canceling Section 3, 9th Revised Sheet No. 4
Section 3, 2nd Revised Sheet No. 5, Canceling Section 3, 1st Revised Sheet No. 5
Section 4, 8th Revised Sheet No. 2, Canceling Section 4, 7th Revised Sheet No. 2
Section 4, 7th Revised Sheet No. 3, Canceling Section 4, 6th Revised Sheet No. 3
Section 4, 3rd Revised Sheet No. 9, Canceling Section 4, 2nd Revised Sheet No. 9
Section 4, 2nd Revised Sheet No. 10, Canceling Section 4, 1st Revised Sheet 10

        4.    That The Empire District Electric Company shall file as soon as practicable, but preferably no later than 12:00 p.m. on November 18, 2002, proposed tariff sheets in compliance with the settlement agreement of the parties approved herein. The proposed tariff sheets shall have either 1) a 30-day effective date and be accompanied by a motion requesting expedited treatment, or 2) an effective date of no earlier than December 1, 2002, and be accompanied by a brief explaining why an effective date of less than 30 days is lawful and proper.

5

        5.    That once The Empire District Electric Company files its proposed tariff sheets in compliance with this order, the Staff of the Commission shall file its Memorandum and Recommendation regarding the tariff sheets within one business day. If Staff is unable to comply with this deadline, Staff shall instead file a Status Report informing the Commission of the date certain when Staff will file its Memorandum and Recommendation.

        6.    That this Report and Order shall become effective on November 24, 2002.

BY THE COMMISSION

Dale Hardy Roberts Secretary/Chief Regulatory Law Judge

(S E A L)

Simmons, Ch., Murray, Lumpe,
Gaw, and Forbis, CC., concur.

Dated at Jefferson City, Missouri,
on this 14th day of November, 2002.

6

BEFORE THE PUBLIC SERVICE COMMISSION
OF THE STATE OF MISSOURI

In the Matter of The Empire District	)
Electric Company of Joplin, Missouri for	)
Authority to File Tariffs Increasing Rates	)	Case No. ER-2002-424
for Electric Service Provided to	)
Customers in the Missouri Service Area of	)
the Company	)

UNANIMOUS STIPULATION AND AGREEMENT

        COME NOW The Empire District Electric Company ("Empire" or "Company"), the Staff of the Missouri Public Service Commission ("Staff"), Praxair, Inc. ("Praxair"), and the Office of the Public Counsel ("OPC"), hereinafter to be known collectively as "the Parties," and for their Unanimous Stipulation And Agreement ("Agreement"), respectfully state as follows:

        1.    On March 8, 2002, Empire filed with the Missouri Public Service Commission ("Commission") proposed tariff sheets bearing an effective date of May 15, 2002. The tariff sheets were designed to increase permanent rates for electric service provided to retail customers in Empire's Missouri service area in order to produce an annual increase of approximately $19,779,916 (8.51%) in the Company's gross annual electric revenues, exclusive of applicable fees and taxes.

        2.    On March 12, 2002, Praxair filed an application to intervene in this case. The Commission granted Praxair's request on March 15, 2002. To date, no other requests for full intervention status have been granted.

        3.    On March 22, 2002, the Parties filed their proposed procedural schedule. On April 2, 2002, the Commission issued its Suspension Order And Notice, directing the suspension of the Company's proposed tariff sheets until March 12, 2003, and adopting the Parties' proposed procedural schedule.

        4.    Following extensive negotiations, the Parties have reached the following stipulations and agreements:

Revenue Requirement

        5.    The Parties agree that Empire's permanent rates shall be increased to allow the Company to recover an additional $11,000,000 in gross annual electric revenues, exclusive of applicable fees and taxes, said rates to be effective for service rendered on and after December 1, 2002. The Parties believe that a December 1, 2002 effective date is reasonably achievable and recognize that from Empire's standpoint said effective date was a key inducement to enter into this Agreement. Consequently, the Parties will endeavor to assist the Commission in achieving an effective date for the subject rate increase of December 1, 2002. In the event the Commission does not deem the December 1, 2002 effective date to be practicable, the Parties urge the Commission to permit the agreed-to rate increase to take effect as soon thereafter as possible. The Parties agree that the Commission, in its Order Approving the Agreement, should authorize Empire to file tariff sheets in conformance with the tariff sheets attached hereto for illustrative purposes as Exhibit A, said tariffs to have an effective date of December 1, 2002, less than thirty (30) days from the filing date, without the necessity of Empire filing a separate motion seeking such authorization.

Attachment A

Interim Energy Charge

        6.    The Parties agree that the Interim Energy Charge ("IEC"), which was authorized by the Commission in Empire's previous general electric rate case (Case No. ER-2001-299) and subsequently modified in Case No. ER-2002-1074, shall terminate on 12:01 a.m. of the Commission-ordered effective date of the new rates that are the subject of this Agreement. Empire agrees that all monies collected as a result of the IEC, up to and including the Commission-ordered effective date of the new rates, shall be refunded to the Company's customers, with interest in accordance with the agreements filed in said Case Nos. ER-2001-299 and ER-2002-1074.(1) Because Empire will refund all amounts it has collected under the IEC (plus interest) to the customers paying such amounts, the true-up audit of Empire's fuel costs following the termination of the IEC as was specified both in the Unanimous Stipulation And Agreement Regarding Fuel And Purchased Power Expense And Class Cost of Service and Rate Design ("299 Stipulation"), filed in Case Nos. ER-2001-299 on June 4, 2001, and in the supporting Unanimous Stipulation And Agreement Regarding "Error" In Case No. ER-2001-299 And An Immediate Reduction Of The Interim Energy Charge ("1074 Stipulation"), filed in Case No. ER-2002-1074 on May 14, 2002, will be unnecessary. The amount of the refund, including interest, to be credited to each of Empire's customers will nevertheless be calculated in accordance with the procedures set forth in those agreements,(2) and Empire agrees to submit satisfactory and sufficient data to verify the calculation of the aggregate amount to be refunded. Empire agrees that the refunds shall be credited no later than March 15, 2003. The disposition of any residual amounts, resulting from an inability to locate former Empire customers, will be as specified in the 299 Stipulation.

(1)
The Company estimates that approximately $18 million, plus interest, will be refunded to Empire's customers.

(2)
See paragraph 10 of the 299 Stipulation and paragraphs 4 and 5 of the 1074 Stipulation.

FAS 87 and Depreciation Issues

        7.    The Parties note the following:

          a)    Pension Cost:    Pension cost for this case has been determined based upon the Employee Retirement Income Security Act ("ERISA") minimum contribution. This calculation reflects a Staff policy change from Financial Accounting Standard 87 ("FAS 87"), and is intended to reduce annual volatility in pension cost for ratemaking purposes, and to match the Company's actual cash funding requirements under ERISA. The Parties are also in agreement that the Prepaid Pension Asset resulting from the use of FAS 87 in determining pension cost for ratemaking purposes in prior cases, will be amortized over a seven-year period. The unamortized balance of $12,925,650 as of the date of this Agreement will be included in rate base for ratemaking purposes during the seven-year amortization period.

          b)    Cost of Removal/Salvage:    Consistent with existing Staff policy, the depreciation rates agreed to by the Parties do not include a provision for net salvage (cost of removal less salvage). Instead, net salvage has been included in the income statement in determining cost of service based upon the Company's actual historical experience.

Rate Design

        8.    The Parties agree that the increase in the Company's revenue requirement shall be allocated to each rate schedule on an equal-percent-of-current-revenues basis. The charges within each non-residential rate schedule shall receive an equal percentage increase (subject to rounding) to produce the increase allocated to each rate schedule. The increase to the residential class shall reflect an adjustment to the summer-winter differential. The resulting charges for each rate schedule are shown on the attached Exhibit B. The Parties agree that the illustrative tariff sheets attached as Exhibit A incorporate the agreed-to rate design.

Experimental Low-Income Program

        9.    The Parties agree that the Company will implement an Experimental Low-Income Program ("ELIP"), generally consistent with the program proposed by the Company. Program details, including evaluation procedure and tariff sheet(s), shall be developed by a collaborative committee of the interested Parties and will be presented to the Commission for approval no later than April 1, 2003. Any disagreement over the program design among the interested parties shall be brought to the Commission for resolution as quickly as possible.

        10.  Ratepayer funding of the ELIP will be at the level proposed by Company; however, ratepayer funding will be matched dollar-for-dollar by Empire. Empire agrees not to seek recovery of its dollar-for-dollar match in any future ratemaking proceeding. The sum of the ratepayer funding and the Empire dollar-for-dollar match shall be considered "program funds." Inasmuch as ratepayer funding for this program is included in the agreed-to increase in Company's revenues and incorporated in the agreed-to rate design, there will be no surcharge applied to customer's bills. The benefits of continuing this experiment may be evaluated in Company's next rate or complaint case, but in any event, an evaluation of the first two years of this experiment shall be initiated no later than thirty months from the date that the tariff sheets implementing this program are approved by the Commission or otherwise allowed to become effective. The effectiveness of the ELIP shall be evaluated by an independent third party evaluator hired by the Company and mutually agreed to by the Parties, and any other interested party, at a cost not to exceed $10,000 with said amount to be paid through program funds.

        11.  Empire agrees that the program developed by the collaborative may contain the following provisions:

  a.
  the Company would assist ELIP participants in completing LIHEAP (Low Income Home Energy Assistance Program) applications so that participants have improved opportunities to receive further assistance in paying their Empire electric bills,

  b.
  the Company would retain the services of an outside contractor experienced in the design and implementation of low-income rates and who is mutually agreed upon by Empire, Staff, and OPC, to assist the collaborative committee in developing program details at a cost not to exceed $5,000 with said amount to be paid through program funds.

Interest On Customer Deposits

        12.  The Parties agree that Empire shall file tariff sheets to change the interest rate the Company pays on customer deposits, effective January 1, 2003, to one percentage point above the prime rate published in the Wall Street Journal as being in effect on the last business day of December of the prior year, except as otherwise required by Commission rule.

Outstanding Data Request

        13.  Empire agrees to provide to the Staff, within 10 days after the effective date of the Commission's order approving this Agreement, all analysts' documents requested in Staff Data Request No. 3808, including, but not limited to, all A.G. Edwards research reports from April 2000 through June 2001, or a written statement from A.G. Edwards that such documents do not exist or are not available. In the latter case, Empire will request a written explanation from A.G. Edwards as to why the documents do not exist or why they are not available, and will furnish A.G. Edwards's response to that request to the Parties.

Moratorium

        14.  Each of the Parties agrees that before September 1, 2003, it will not file any tariff or pleading with the Commission, or encourage or assist in the filing of any tariff or pleading with the Commission, which tariff or pleading seeks a general increase or decrease in the retail electric rates of Empire, unless there is the occurrence of a significant, unusual event, such as an act of God, a significant change in federal or state tax law, a significant change in federal or state utility law or regulation, or an extended outage or shutdown of a major generating unit(s) which has a major effect on Empire, in which case the Company may seek what is commonly referred to as "emergency" rate relief. Furthermore, by approving this Agreement, the Commission does not waive the right to determine whether Empire qualifies for "emergency" rate relief, and none of the Parties waive their right to contest whether Empire should receive such relief nor agree to any changes in the standards applicable to such determination.

General

        15.  This Agreement has resulted from extensive discussions and negotiations among the Parties, and its terms are interdependent. In the event the Commission does not adopt this Agreement in total, the Agreement shall be null and void, and none of the Parties shall be bound by any of its provisions in this or any other proceeding.

        16.  This Agreement settles only this specific rate case involving a specific and unique set of facts at a specific point in time. By entering into this Agreement, other than as specifically provided herein, none of the Parties approves, accepts, agrees to, consents to or acquiesces in any accounting, ratemaking or procedural principle, or any method of cost determination or cost allocation underlying, or that is claimed to underlie, any of the issues settled. None of the Parties shall be prejudiced or bound in any manner by this Agreement in this or any other proceeding (other than a proceeding to enforce the terms of this Agreement), except as stated herein.

        17.  Should the Commission request that the Parties present this Agreement for its consideration, nothing in this Agreement shall prevent any party from presenting testimony in support of this Agreement at such presentation, but no testimony given or statement made or presented by any Party at such presentation shall be considered to be part of the record in this proceeding unless the Commission accepts and orders implementation of this Agreement in its entirety. The Parties agree to cooperate in presenting this Agreement to the Commission for approval, and will take no action, direct or indirect, in opposition to the request for approval of this Agreement.

        18.  In the event the Commission accepts the specific terms of this Agreement without condition, the Parties agree that the prefiled direct, supplemental direct, rebuttal and surrebuttal testimony of all witnesses shall be received into evidence without the necessity of said witnesses taking the stand, and with respect to the issues resolved herein, further waive their respective rights: (1) to call, examine and cross-examine witnesses pursuant to Section 536.070(2) RSMo 2000 ; (2) to present oral argument or written briefs pursuant to Section 536.080.1, RSMo 2000; (3) to the reading of the transcript by the Commission pursuant to Section 536.080.2, RSMo 2000; (4) to seek rehearing pursuant to Section 386.500, RSMo 2000; and (5) to judicial review pursuant to Section 386.510, RSMo 2000.

        19.  The Staff shall file suggestions in support of this Agreement, and the other parties shall have the right to file responsive suggestions or prepared testimony. Such suggestions, whether by Staff or any other Party, shall be the position and statements of that Party alone.

        20.  If requested by the Commission, the Staff shall have the right to submit to the Commission an additional memorandum addressing the matter requested by the Commission. Each party of record shall be served with a copy of any such memorandum and shall be entitled to submit to the Commission, within five (5) days of receipt of the Staff's memorandum, a responsive memorandum, which shall also be served on all other parties of record. The contents of any memorandum provided by any Party are its own and are not acquiesced in or otherwise adopted by the other signatories to this Agreement, whether or not the Commission approves and adopts this Agreement.

        21.  At any agenda meeting at which this Agreement is noticed to be considered by the Commission, the Staff shall also have the right to provide whatever oral explanation of the Agreement the Commission requests, provided that the Staff shall, to the extent reasonably practicable, provide the other parties with advance notice of when the Staff shall respond to the Commission's request for such explanation once such explanation is requested from the Staff. The Staff's oral explanation shall be subject to public disclosure, except to the extent it refers to matters that are privileged or protected from disclosure pursuant to any protective order issued in this case.

        WHEREFORE, the Parties respectfully request that the Commission issue its Order approving all of the specific terms and conditions of this Unanimous Stipulation And Agreement.

Respectfully submitted,

/s/  DENNIS L. FREY
Dana K. Joyce, MO. Bar No. 28553
Dennis L. Frey, Mo. Bar No. 44697
Missouri Public Service Commission
P.O. Box 360
Jefferson City, MO 65102
(573) 751-8700
(573) 751-9285 (fax)
e-mail: dfrey03@mail.state.mo.us

Attorney for the Staff of the
Missouri Public Service Commission	/s/ JAMES C. SWEARENGEN by D.L.F.
James C. Swearengen, Mo. Bar No. 21510
Dean Cooper, Mo. Bar No. 36592
Brydon, Swearengen & England P.C.
P.O. Box 456
312 E. Capitol Avenue
Jefferson City, MO 65102-0456
(573) 635-7166
(573) 635-3847 (fax)
e-mail: Lrackers@Brydonlaw.com

Attorneys for The Empire
District Electric Company

/s/  JOHN B. COFFMAN
John B. Coffman, Mo. Bar No. 36591
Office of the Public Counsel
P.O. Box 7800
Jefferson City, MO 65102-7800
(573) 751-5565
(573) 751-5562 (fax)
e-mail: jcoffman@ded.state.mo.us

Attorney for the
Office of the Public Counsel
/s/  STUART W. CONRAD       by D.L.F.
Stuart W. Conrad, Mo. Bar No. 23966
Finnegan, Conrad & Peterson, L.C.
3100 Broadway, Suite 1209
Kansas City, MO 64111
(816) 753-1122
(816) 756-0373 (fax)
stucon@fcplaw.com

Attorney for Praxair, Inc.

Certificate of Service

        I hereby certify that copies of the foregoing have been mailed, hand-delivered, transmitted by facsimile or e-mailed to all counsel of record this 28th day of October 2002.

/s/ DENNIS L. FREY

Exhibit A

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. A 16th Revised Sheet No. 1 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. A 15th Revised Sheet No. 1 Which was issued 09-26-01

TABLE OF
CONTENTS

		SHEET NUMBER
SECTION B—DESCRIPTION OF TERRITORY
1.	Territory Maps	1-7
SECTION 1—RESIDENTIAL SERVICE
1.	Residential Service, Schedule RG	1
2.	Reserved for Future Use	3
SECTION 2—GENERAL SERVICE
1.	Commercial Service, Schedule CB	1
2.	Small Heating Service, Schedule SH	2
3.	General Power Service, Schedule GP	3
4.	Large Power Service, Schedule LP	4
5.	Electric Furnace Primary Service, Schedule PF	5
6.	Feed Mill and Grain Elevator Service, Schedule PFM	6
7.	Total Electric Building Service, Schedule TEB	7
8.	Reserved for Future Use	8
9.	Special Transmission Service Contract: Praxair, Schedule SC-P	9
10.	Reserved for Future Use	10
11.	Reserved for Future Use	11
12.	Reserved for Future Use	12
13.	Special Transmission Service, Schedule ST	13
14.	Reserved for Future Use	14
SECTION 3—SPECIAL SERVICE
1.	Municipal Street Lighting Service, Schedule SPL	1
2.	Private Lighting Service, Schedule PL	2
3.	Special Lighting Service, Schedule LS	3
4.	Miscellaneous Service, Schedule MS	4
5.	Credit Action Fees, Schedule CA	5
6.	Other Sales and Services, Schedule OS	6
SECTION 4—RIDERS
1.	Special or Excess Facilities, Rider XC	1
2.	Reserved for Future Use	2
3.	Reserved for Future Use	3
4.	Interruptible Service, Rider IR	4
5.	Average Payment Plan, Rider AP	5
6.	Cogeneration Purchase Plan, Schedule CP	6
7.	Residential Conservation Service, Rider RCS	7
8.	Promotional Practices, Schedule PRO	8
9.	Reserved for Future Use	9
10.	Reserved for Future Use	15
11.	Reserved for Future Use	16
12.	Optional Time of Use Adjustment	18
13.	Empire's Action to Support the Elderly, Rider EASE	20
SECTION 5—RULES AND REGULATIONS

DATE OF ISSUE November 1, 2002	DATE EFFECTIVE December 1, 2002
ISSUED BY David W. Gibson, Vice President, Joplin, MO

Attachment A

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 1 11th Revised Sheet No. 1 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 1 10th Revised Sheet No. 1 Which was issued 09-26-01

RESIDENTIAL SERVICE
SCHEDULE RG

AVAILABILITY:

        This schedule is available for residential service to single-family dwellings or to multi-family dwellings within a single building. This schedule is not available for service through a single meter to two or more separate buildings each containing one or more dwelling units.

MONTHLY RATE:

	Summer Season	Winter Season
Customer Charge	$8.75	$8.75
The first 600-kWh, per kWh	0.0719	0.0719
Additional kWh, per kWh	0.0719	0.0452

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year.

RESIDENTIAL CONSERVATION ADJUSTMENT:

        The above energy charge will be adjusted in an amount provided by the terms and provisions of Residential Conservation Service, Rider RCS, P.S.C. Mo. No. 5, Section 4, Sheet 7.

PAYMENT:

        Bills will be due on or before twenty-one (21) days after the date thereof. If not paid on or before the due date, a late payment charge of 1.5% on the unpaid balance will be applied.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under- collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  Voltage, phase and frequency of energy supplied will be as approved by the Company.

  2.
  Service will be furnished for the sole use of the Customer and will not be resold, redistributed or submetered, directly or indirectly.

  3.
  Service will be supplied through a single meter unless otherwise authorized by the Company. The point of delivery and location of the meter will be at the building wall unless otherwise specifically designated and approved in advance by the Company for each exception.

  4.
  If this schedule is used for service through a single meter to multiple-family dwellings within a single building, each Customer charge and kWh block will be multiplied by the number of dwelling units served in calculating each month's bill.

  5.
  Welding, X-ray, or other equipment characterized by severe or fluctuating demands, will not be served.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 1 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 1 Which was issued 09-26-01

COMMERCIAL SERVICE
SCHEDULE CB

AVAILABILITY:

        This schedule is available to any general service customer on the lines of the Company whose electric load is not in excess of 40 Kw, except those who are conveying electric service received to others whose utilization of same is for residential purposes other than transient or seasonal. Motels, hotels, inns, resorts, etc., and others who provide transient rooms and/or board service and/or provide service to dwellings on a transient or seasonal basis are not excluded from the use of this rate. The Company reserves the right to determine the applicability or the availability of this rate to any specific applicant for electric service.

MONTHLY RATE:

	Summer Season	Winter Season
Customer Charge	$12.32	$12 .32
The first 700-kWh, per kWh	0.0838	0.0838
Additional kWh, per kWh	0.0838	0.0570

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year.

PAYMENT:

        Bills will be due on or before twenty-one (21) days after the date thereof. If not paid, the above rate plus 5% then applies.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  The voltage, phase and frequency of energy supplied will be as approved by the Company.

  2.
  Service will be furnished for the sole use of the Customer and will not be resold, redistributed or submetered, directly or indirectly.

  3.
  Service will be supplied through a single meter unless otherwise authorized by the Company. The point of delivery and location of the meter will be at the building wall unless otherwise specifically designated and approved in advance by the Company for each exception.

  4.
  Where the Customer's use of welding, or other equipment characterized by fluctuating or severe demands, necessitates the installation of additional or increased facilities (including distribution transformers, service conductors or secondaries) solely to serve such Customer, the applicable provisions of Rider XC will apply in amendment to the provisions of this schedule.

  5.
  Living quarters incidental to commercial or industrial operations in the same building will only be served together with these operations through a single meter and billed under this or other applicable commercial industrial rates. Living quarters detached from commercial or industrial buildings will only be served under applicable residential schedules.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 2 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 2 Which was issued 09-26-01

SMALL HEATING SERVICE
SCHEDULE SH

AVAILABILITY:

        This schedule is available to any general service customer on the lines of the Company whose average load is not in excess of 40 Kw during the Summer Season and where the electric service supplied is the only source of energy at the service location and the customer permanently installs and regularly uses electric space-heating equipment for all internal space-heating comfort requirements. However, this schedule is not available to those who are conveying electric service received to others whose utilization of same is for residential purposes other than transient or seasonal. Motels, hotels, inns, resorts, etc., and others who provide transient rooms and/or board service and/or provide service to dwellings on a transient or seasonal basis are not excluded from the use of this rate. The Company reserves the right to determine the applicability or the availability of this rate to any specific applicant for electric service.

MONTHLY RATE:

	Summer Season	Winter Season
Customer Charge	$12.32	$12.32
The first 700-kWh, per kWh	0.0838	0.0838
Additional kWh, per kWh	0.0838	0.0436

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year.

PAYMENT:

        Bills will be due on or before twenty-one (21) days after the date thereof. If not paid, the above rate plus 5% then applies.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  The voltage, phase and frequency of energy supplied will be as approved by the Company.

  2.
  Service will be furnished for the sole use of the Customer and will not be resold, redistributed or submetered, directly or indirectly.

  3.
  Service will be supplied through a single meter unless otherwise authorized by the Company. The point of delivery and location of the meter will be at the building wall unless otherwise specifically designated and approved in advance by the Company for each exception.

  4.
  Where the Customer's use of welding, or other equipment characterized by fluctuating or severe demands, necessitates the installation of additional or increased facilities (including distribution transformers, service conductors or secondaries) solely to serve such Customer, the applicable provisions of Rider XC will apply in amendment to the provisions of this schedule.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 3 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 3 Which was issued 09-26-01

GENERAL POWER SERVICE
SCHEDULE GP

AVAILABILITY:

        This schedule is available for electric service to any general service Customer except those who are conveying electric service received to others whose utilization of same is purely for residential purposes other than transient or seasonal. Motels, hotels, inns, resorts, etc., and others who provide transient rooms and board service or room service and/or provide service to dwellings on a transient or seasonal basis are not excluded from the use of this rate. The Company reserves the right to determine the applicability or the availability of this rate to any specific applicant for electric service.

MONTHLY RATE:

	Summer Season	Winter Season
CUSTOMER CHARGE	$44.73	$44.73
DEMAND CHARGE:
Per Kw of Billing Demand	6.09	4.76
ENERGY CHARGE:
First 150 hours use of Metered Demand, per kWh	0.0626	0.0368
Next 200 hours use of Metered Demand, per kWh	0.0395	0.0355
All additional kWh, per kWh	0.0355	0.0346

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year. If an interval data recorder is required for billing purposes, the Customer Charge will be $164.53.

DETERMINATION OF BILLING DEMAND:

        The monthly Metered Demand will be determined from the highest fifteen minute integrated kilowatt demand registered during the month by a suitable demand meter. The monthly Billing Demand will be the monthly Metered Demand or 40 Kw, whichever is greater.

TRANSFORMER OWNERSHIP:

        Where the Customer supplies all facilities (other than metering equipment) for utilization of service at the voltage of the Company's primary line feeding to such location, a reduction of $.211 per Kw will apply to the Demand Charge.

METERING ADJUSTMENT:

        The above rate applies for service metered at secondary voltage. Where service is metered at the voltage of the primary line feeding to such location, adjustment for billing will be made by decreasing metered kilowatt hours and kilowatts by 3%.

MINIMUM MONTHLY BILL:

        During any month in which service is rendered, the minimum monthly bill will be the Customer Charge plus the Demand Charge.

PAYMENT:

        The above rate applies only if the bill is paid on or before fourteen (14) days after the date thereof. If not so paid, the above rate plus 2% then applies. Those with service in arrears shall be charged interest at the rate of 6% per annum from sixty (60) days after date due.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 11th Revised Sheet No. 4 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 10th Revised Sheet No. 4 Which was issued 09-26-01

LARGE POWER SERVICE
SCHEDULE LP

AVAILABILITY:

        This schedule is available for electric service to any general service Customer except those who are conveying electric service received to others whose utilization of same is for residential purposes other than transient or seasonal. Motels, hotels, inns, resorts, etc., and others who provide transient room and board service or room service and/or provide service to dwellings on a transient or seasonal basis are not excluded from the use of this rate. The Company reserves the right to determine the applicability or the availability of this rate to any specific applicant for electric service.

MONTHLY RATE:

	Summer Season	Winter Season
CUSTOMER CHARGE	$164.53	$164.53
DEMAND CHARGE:
Per Kw of Billing Demand	9.73	5.37
ENERGY CHARGE:
First 350 hours use of Metered Demand, per kWh	0.0387	0.0341
All additional kWh, per kWh	0.0200	0.0192

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year.

DETERMINATION OF BILLING DEMAND:

        The monthly Metered Demand will be determined from the highest fifteen minute integrated kilowatt demand registered during the month by a suitable demand meter. The monthly Billing Demand will be the monthly Metered Demand, 65% of the highest metered demand established during the year ending with the current month, or 1000 Kw, whichever is greater.

TRANSFORMER OWNERSHIP:

        If the Company supplies a standard transformer and secondary facilities, a secondary facility charge of $0.205 per Kw of billing demand will apply, otherwise, Rider XC will apply, unless Customer supplies their own secondary facilities.

METERING ADJUSTMENT:

        The above rate applies for service metered at primary voltage. Where service is metered at secondary voltage, an adjustment will be made by increasing metered kilowatts and kilowatt-hours by dividing metered kilowatts and kilowatt-hours by 97%.

MINIMUM MONTHLY BILL:

        The minimum bill for any month will be the Customer Charge plus the Demand Charge.

PAYMENT:

        The above rate applies only if the bill is paid on or before fourteen (14) days after the date thereof. If not so paid, the above rate plus 2% then applies. Those with service in arrears shall be charged interest at the rate of 6% per annum from sixty (60) days after date due.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 5 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 5 Which was issued 09-26-01

ELECTRIC FURNACE PRIMARY SERVICE
SCHEDULE PF

AVAILABILITY:

        This schedule is available for service to electric furnaces on an interruptible basis.

MONTHLY RATE:

Per kilowatt-hour	$0.0518

PAYMENT:

        The above rate applies only if the bill is paid on or before fourteen (14) days after the date thereof. If not so paid, the above rate plus 2% then applies. Those with service in arrears shall be charged interest at the rate of 6% per annum from sixty (60) days after date due.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  While the Company has facilities available, this special service will be furnished each day during Company specified hours.

  2.
  Voltage and frequency of service will be as approved by the Company.

  3.
  Service will be measured at substation primary voltage, and all facilities for necessary transformation to a lower voltage will be supplied by the Customer.

  4.
  Service will be furnished for the sole use of the Customer and will not be resold, redistributed or submetered, directly or indirectly.

  5.
  Bills for service will be rendered monthly.

  6.
  The Company Rules and Regulations, P.S.C. Mo. No. 5, Section 5, are a part of this schedule.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 6 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 6 Which was issued 09-26-01

FEED MILL AND GRAIN ELEVATOR SERVICE
SCHEDULE PFM

AVAILABILITY:

        This schedule is available for electric service to any custom feed mill or grain elevator.

MONTHLY RATE:

	Summer Season	Winter Season
Customer Charge	$18.48	$18.48
The first 700-kWh, per kWh	0.1072	0.1072
Additional kWh, per kWh	0.1072	0.0973

PAYMENT:

        The above rate applies only if the bill is paid on or before twenty-one (21) days after the date thereof. If not so paid, the above rate plus 5% then applies.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  The voltage, phase and frequency of energy supplied will be as approved by the Company.

  2.
  Service will be supplied through a single meter unless otherwise authorized by the Company. The point of delivery and location of the meter will be at the building wall unless otherwise specifically designated and approved in advance by the Company for each exception.

  3.
  Service will be furnished for the sole use of the Customer and will not be resold, redistributed or submetered, directly or indirectly.

  4.
  The term of service will not be less than one (1) year. Intermittent or seasonal service will not be provided.

  5.
  Bills for service will be rendered monthly.

  6.
  The Company Rules and Regulations, P.S.C. Mo. No. 5, Section 5, are a part of this schedule.

  7.
  No new customers will be accepted on this rate.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 10th Revised Sheet No. 7 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 9th Revised Sheet No. 7 Which was issued 09-26-01

TOTAL ELECTRIC BUILDING SERVICE
SCHEDULE TEB

AVAILABILITY:

        This schedule is available to any general services customers on the lines of the Company for total electric service except those customers who are conveying electric service to others whose utilization of the same is for residential purposes other than transient or seasonal. Motels, hotels, inns, etc., and others who provide transient room and/or room and board service and/or provide service to dwellings on a transient or seasonal basis are not excluded from the use of this rate. The Company reserves the right to determine the applicability or the availability of this rate to any specific applicant for electric service.

MONTHLY RATE:

	Summer Season	Winter Season
CUSTOMER CHARGE	$44.73	$44.73
DEMAND CHARGE:
Per Kw of Billing Demand	3.81	3.13
ENERGY CHARGE:
First 150 hours use of Metered Demand, per kWh	0.0734	0.0384
Next 200 hours use of Metered Demand, per kWh	0.0464	0.0362
All additional kWh, per kWh	0.0418	0.0350

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year. If an interval data recorder is required for billing purposes, the Customer Charge will be $164.53.

DETERMINATION OF BILLING DEMAND:

        The monthly Metered Demand will be determined from the highest fifteen minute integrated kilowatt demand registered during the month by a suitable demand meter. The monthly Billing Demand will be the monthly Metered Demand or 40 Kw, whichever is greater.

TRANSFORMER OWNERSHIP:

        Where the Customer supplies all facilities (other than metering equipment) for utilization of service at the voltage of the Company's primary line feeding to such location, a reduction of $.211 per Kw will apply to the demand charge.

METERING ADJUSTMENT:

        The above rate applies for service metered at secondary voltage. Where service is metered at the voltage of the primary line feeding to such location, adjustments for billing will be made by decreasing metered kilowatt-hours and kilowatts by 3%.

MINIMUM MONTHLY BILL:

        During any month in which service is rendered, the minimum monthly bill will be the Customer charge plus the demand charge.

PAYMENT:

        The above rate applies only if the bill is paid on or before fourteen (14) days after the date thereof. If not so paid, the above rate plus 2% then applies. Those with service in arrears shall be charged interest at the rate of 6% per annum from sixty (60) days after date due.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 6th Revised Sheet No. 9 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 5th Revised Sheet No. 9 Which was issued 09-26-01

SPECIAL TRANSMISSION SERVICE CONTRACT: PRAXAIR
SCHEDULE SC-P

AVAILABILITY:

        This schedule is available for electric service to PRAXAIR, INC. (Customer) as stated in the contract for power service between THE EMPIRE DISTRICT ELECTRIC COMPANY (Company) and PRAXAIR, INC. ("the contract").

MONTHLY RATE:

	Summer Season	Winter Season
CUSTOMER CHARGE	$164.53	$164.53
ON-PEAK DEMAND CHARGE, per Kw	14.71	9.99
SUBSTATION FACILITIES CHARGE, per Kw	0.30	0.30
ENERGY CHARGE, per kWh:
On-Peak Period	0.0293	0.0202
Shoulder Period	0.0232
Off-Peak Period	0.0175	0.0165

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year. The On-Peak hours will be weekdays, excluding holidays, from 12:00 p.m. through 7:00 p.m. during the Summer Season and 6:00 a.m. through 10:00 p.m. during the Winter Season. The Shoulder hours will be weekends from 12:00 p.m. through 9:00 p.m. and weekdays from 9:00 a.m. through 12:00 p.m. and 7:00 p.m. through 10:00 p.m. during the Summer Season. All other hours are Off-Peak. Holidays include New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as specified by the North American Electric Reliability Council (NERC).

DETERMINATION OF DEMANDS (On-Peak, Substation Facility):

        The monthly "On-Peak Demand" shall be determined as being the highest fifteen (15) minute integrated kilowatt demand registered by a suitable demand meter during the peak hours as stated above; the Substation Facilities Demand shall be determined as being the highest fifteen (15) minute integrated demand registered by a suitable demand meter during all hours. In no event shall the interruptible credit be greater than the Demand Charges.

METERING ADJUSTMENT:

        The above rates apply for service metered at transmission voltage. Where service is metered at the voltage of the distribution substation, an adjustment for billing will be made by increasing metered kilowatt and kilowatt-hours by .35%.

MINIMUM MONTHLY BILL:

        The net minimum bill after any interruptible credits shall be the Customer Charge plus any Substation Facilities Charge times the CPD plus any Demand Charges applicable to the current MFD.

SUBSTATION FACILITIES:

        The above Substation Facilities Charge does not apply if the stepdown substation and transformer are owned by the Customer.

DETERMINATION OF DEMANDS (CPD, MFD, ID):

        An appropriate level of demand at the time of the Company's system peak shall be determined for PRAXAIR under this Schedule. This Customer Peak Demand ("CPD") shall be either PRAXAIR's actual maximum measured Kw demand during a peak period, or a calculated amount based upon conditions involving PRAXAIR's actual or expected operations, and agreed upon between Company and PRAXAIR.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 2 5th Revised Sheet No. 13 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 2 4th Revised Sheet No. 13 Which was issued 09-26-01

SPECIAL TRANSMISSION SERVICE
SCHEDULE ST

AVAILABILITY:

        This schedule is available for electric service to any general service Customer who has signed a service contract with THE EMPIRE DISTRICT ELECTRIC COMPANY. The Company shall supply, sell and deliver electric power at transmission or substation voltage, and the Customer shall take and pay for said power under the provisions of the contract.

NET MONTHLY RATE:

	Summer Season	Winter Season
CUSTOMER CHARGE	$164.53	$164.53
PEAK DEMAND CHARGE, per Kw	14.71	9.99
SUBSTATION FACILITIES CHARGE, per Kw	0.30	0.30
ENERGY CHARGE, per kWh:
Peak Period	0.0293	0.0202
Shoulder Period	0.0232
Off-Peak Period	0.0175	0.0165

        The Summer Season will be the first four monthly billing periods billed on and after June 16, and the Winter Season will be the remaining eight monthly billing periods of the calendar year. The Peak hours will be weekdays, excluding holidays, from 12:00 p.m. through 7:00 p.m. during the Summer Season and 6:00 a.m. through 10:00 p.m. during the Winter Season. The Shoulder hours will be weekends from 12:00 p.m. through 9:00 p.m. and weekdays from 9:00 a.m. through 12:00 p.m. and 7:00 p.m. through 10:00 p.m. during the Summer Season. All other hours are Off-Peak.

DETERMINATION OF BILLING DEMAND:

        The monthly "Peak Demand" shall be determined as being the highest fifteen (15) minute integrated kilowatt demand registered by a suitable demand meter during the peak hours as stated above; the "Substation Facilities Demand", if applicable, shall be determined as being the highest fifteen (15) minute integrated demand registered by a suitable demand meter during all hours. In no event shall Peak Demand be less than the lesser of 6000 Kw or Customer's MFD for Customers that have contracted interruptible capacity as specified in the contract or any future amendments thereto. In no event shall Substation Facility Demand, if applicable, be less that the greater of 6000 Kw and Customer's CPD for Customers that have contracted interruptible capacity as specified in the contract or any future amendments thereto.

METERING ADJUSTMENT:

        The above rates apply for service metered at transmission voltage. If the delivery of electric power is at the substation voltage level, a .35% adjustment for metered kilowatts and kilowatt-hours will be made.

MINIMUM MONTHLY BILL:

        Except as provided in the above-mentioned contract, the Minimum Monthly Bill shall be the Customer Charge plus the On-Peak Demand Charge plus any applicable substation facilities charge.

SUBSTATION FACILITIES

        The above Substation facilities Charge does not apply if the stepdown-substation and transformer are owned by the Customer.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 3 11th Revised Sheet No. 1 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 3 10th Revised Sheet No. 1 Which was issued 09-26-01

MUNICIPAL STREET LIGHTING SERVICE
SCHEDULE SPL

AVAILABILITY:

        This schedule is available to municipalities served by the Company under the provisions of an Electric Franchise having an original term of not less than ten (10) years, for outdoor lighting for streets, alleys, parks and public places under the provisions of the Company's standard Municipal Electric Service Agreement, having an original term of not less than two (2) years.

ANNUAL STREET LIGHTING CHARGE:

	Annual Charge Per Lamp	Annual kWh
Incandescent Lamp Sizes (No New Installation Allowed)
4,000 lumen	$39.78	1,088
10,000 lumen	81.88	2,331
Mercury-Vapor Lamp Sizes:
7,000 lumen	54.04	784
11,000 lumen	64.86	1,186
20,000 lumen	92.86	1,868
53,000 lumen	156.67	4,475
High-Pressure Sodium-Vapor Lamp Sizes (Lucalox, etc.):
8,000 lumen	50.64	374
16,000 lumen	63.39	694
27,500 lumen	82.50	1,271
50,000 lumen	117.59	1,880
130,000 lumen	189.75	4,313
Metal Halide Lamp Sizes:
12,000 lumen	79.42	696
20,500 lumen	97.13	1,020
36,000 lumen	129.92	1,620
110,000 lumen	287.12	4,056

        The monthly charge per lamp, is 1/12th of the annual charge.

DETERMINATION OF ENERGY (kWh) USAGE FOR NON-METERED FIXTURES:

        The monthly energy for each type and size of lamp is determined by multiplying the annual kWh listed above, by the monthly usage factor listed in the table below:

Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	12 month total
Usage Factor	.103	.089	.087	.075	.070	.064	.067	.073	.079	.091	.098	.104	1.00

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 3 15th Revised Sheet No. 2 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 3 14th Revised Sheet No. 2 Which was issued 09-26-01

PRIVATE LIGHTING SERVICE
SCHEDULE PL

AVAILABILITY:

        This schedule is available for outdoor lighting service to any retail Customer.

MONTHLY RATE:

	Per Lamp	Monthly kWh
STANDARD STREET LIGHTING CONSTRUCTION:
Mercury-Vapor Lamp Sizes (No new installations allowed):
6,800 1umen	$9.58	65
20,000 lumen	15.95	156
54,000 lumen	30.58	373
Sodium-Vapor Lamp Sizes:
6,000 lumen	8.85	31
16,000 lumen	12.88	58
27,500 lumen	18.62	106
60,000 lumen	21.60	157
Metal Halide Lamp Sizes:
12,000 1umen	14.93	59
20,500 1umen	19.92	85
36,000 lumen	22.35	135
STANDARD FLOOD LIGHTING CONSTRUCTION:
Mercury-Vapor Lamp Sizes (No new installations allowed):
20,000 lumen	22.35	156
54,000 lumen	36.91	373
Sodium-Vapor Lamp Sizes:
27,500 lumen	21.67	106
50,000 lumen	29.70	157
140,000 lumen	43.40	359
Metal Halide Lamp Sizes:
12,000 1umen	15.34	59
20,500 1umen	20.50	85
36,000 lumen	30.25	135
110,000 1umen	44.19	338
Additional Charge for installations requiring additions to, or rearrangement of, existing facilities:
Regular wood pole, per month	$1.23
Guy and anchor, per month	1.23
Overhead conductor, three wire, per foot, per month	.012
Other (miscellaneous) per month	1.5% of the estimated installed cost thereof

        For installations requiring a large expenditure for additions to, or rearrangements of existing facilities, the total additional charge may be computed at 1.5% of the estimated installed cost thereof per month. Such estimated installed cost excludes the estimated installed cost of materials required for standard construction (see Conditions of Service, No. 1, below).

DETERMINATION OF ENERGY (kWh) FOR NON-METERED FIXTURES:

        The monthly energy (kwh) for each type and size of lamp is listed above.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 3 10th Revised Sheet No. 3 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 3 9th Revised Sheet No. 3 Which was issued 09-26-01

SPECIAL LIGHTING SERVICE
SCHEDULE LS

AVAILABILITY:

        This schedule is available for electric service to sport field lighting, holiday decorative lighting or similar nighttime temporary or seasonal use.

MONTHLY RATE:

For the first 1,000 kWh used, per kWh	$0.1040
For all additional kWh used, per kWh	0.0812

MINIMUM:

        The net monthly minimum charge for any month during which electrical energy is used will be $28.33.

CONSUMPTION:

        Service will normally be delivered and metered hereunder at the secondary voltage available at the service location. Where physical circumstances would normally make it necessary to meter the service at primary voltage, the Company may at its option install a time clock in place of primary metering facilities to measure the hours-use of the service and compute the kilowatt-hours' consumption of the sport field by using the customer's connected load. The connected load used for the calculation will be, determined at the time of installation and at such subsequent times as the Company may deem necessary by actual load check of the customer's facilities. Unmetered dusk to dawn service may be provided, in which case the connected load will be used to determine the kilowatt-hours consumed.

INSTALLATION CHARGE:

        In addition to the above charges, a customer of temporary nature will be required to pay the net cost of erection and removal of any special facilities necessary to provide service. Such net cost will include the Company's total expenditure for labor, material, supervision and all other costs necessary to erect and remove facilities for service, less proper credit for actual salvage.

PAYMENT:

        Bills will be due on or before twenty-one (21) days after the date thereof.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 3 10th Revised Sheet No. 4 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 3 9th Revised Sheet No. 4 Which was issued 09-26-01

MISCELLANEOUS SERVICE
SCHEDULE MS

AVAILABILITY:

        This schedule is available for electric service to signal systems or similar unmetered service and to temporary or seasonal use.

MONTHLY RATE:

Customer charge	$12.32
For all energy used, per kWh	$0.0598

CONSUMPTION:

        The connected load will be used to calculate the kilowatt-hours consumed on unmetered service.

INSTALLATION CHARGE:

        In addition to the above charges, a customer of temporary nature will be required to pay the net cost of erection and removal of any special facilities necessary to provide service. Such net cost will include the Company's total expenditure for labor, material, supervision and all other costs necessary to erect and remove facilities for service, less proper credit for actual salvage.

PAYMENT:

        Bills will be due on or before twenty-one (21) days after the date thereof.

GROSS RECEIPTS, OCCUPATION OR FRANCHISE TAXES:

        There will be added to the Customer's bill, as a separate item, an amount equal to the proportionate part of any license, occupation, franchise, gross or other similar fee or tax now or hereafter imposed upon the Company by any municipality or any other governmental authority, whether imposed by ordinance, franchise, or otherwise, in which the fee or tax is based upon a flat sum payment, a percentage of gross receipts, net receipts, or revenues from the sale of electric service rendered by the Company to the Customer. When such tax or fee is imposed on the Company as a flat sum or sums, the proportionate amount applicable to each Customer's bill shall be determined by relating the annual total of such sum(s) to the Company's total annual revenue from the service provided by this tariff within the jurisdiction of the governmental body and the number of customers located within that jurisdiction. The amounts shall be converted to a fixed amount per customer, so that the amount, when accumulated from all customers within the geographic jurisdiction of the governmental body, will equal the amount of the flat sum(s). The fixed amount per customer shall be divided by 12 and applied to each monthly bill as a separate line item. The amount shall remain the same until the flat sum may be changed by the governmental body, in which case this process shall be adjusted to the new flat sum. The amount shall be modified prospectively by the Company anytime it appears, on an annual basis, that the Company is either over-collecting or under-collecting the amount of the flat sum(s) by more than five percent (5%) on an annual basis. Bills will be increased in the proportionate amount only in service areas where such tax or fee is applicable.

CONDITIONS OF SERVICE:

  1.
  Service will be furnished for the sole use of the customer and will not be resold, redistributed, or submetered, directly or indirectly.

  2.
  Voltage, phase, and frequency of service supplied will be as approved by the Company.

  3.
  Bills for service will be rendered monthly. Where service is for temporary use, the bill for the current month's service will be rendered immediately on discontinuance of service.

  4.
  The Company Rules and Regulations, P.S.C. Mo. No. 5, Section 5, are a part of this schedule.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 3 2nd Revised Sheet No. 5 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 3 1st Revised Sheet No. 5 Which was issued 09-26-01

CREDIT ACTION FEES
SCHEDULE CA

AVAILABILITY:

        This schedule is available to any customer requiring the special services listed below.

RATE:

Customer advance for temporary service line (per Rules and Regulations, Chapter III, Section B1d)	$20.00
Charge for insufficient funds check (per Rules and Regulations, Chapter V, A13)	$8.00
Customer charge for trip to premises to collect non-payment fee (per Rules and Regulations, Chapter V, F8)	$13.00
Reconnection fee (per Rules and Regulations, Chapter V, F11)
During normal business hours	$25.00
Outside normal business hours	$50.00
Charge for meter reading (per Rules and Regulations, Chapter V, Section A3)
During normal business hours	$5.00
Outside normal business hours	$10.00
For the year ending December 31, 2002, the interest rate shall be 9%.

Effective January 1, 2003, interest rate paid upon return of a deposit, per annum, compounded annually (per Rules and Regulations, Chapter V, C5b), shall be equal to the prime rate published in the Wall Street Journal as being in effect on the last business day of December of the prior year, plus 1%.

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 4 8th Revised Sheet No. 2 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 4 7th Revised Sheet No. 2 Which was issued 09-26-01

(This page is blank)

STATE OF MISSOURI, PUBLIC SERVICE COMMISSION	P.S.C. Mo. No. 5
THE EMPIRE DISTRICT ELECTRIC COMPANY
Sec. 4 1st Revised Sheet No. 21 Cancelling P.S.C. Mo. No. 5
For ALL TERRITORY
No supplement to this tariff will be issued except for the purpose of cancelling this tariff.	Sec. 4 Original Sheet No. 21 Which was issued 5-15-02

(This page is blank)

Exhibit B

THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424
CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE
(ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)

RESIDENTIAL SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$8.22	$8.75	$0.53	6.45%
ENERGY CHARGES
SUMMER
FIRST 600 KWH	$0.0697	$0.0719	$0.0022	3.16%
OVER 600 KWH	$0.0697	$0.0719	$0.0022	3.16%
WINTER
FIRST 600 KWH	$0.0697	$0.0719	$0.0022	3.16%
OVER 600 KWH	$0.0411	$0.0452	$0.0041	9.98%

SMALL HEATING SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$11.74	$12.32	$0.58	4.94%
ENERGY CHARGE:
SUMMER
FIRST 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
OVER 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
WINTER
FIRST 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
OVER 700 KWH	$0.0415	$0.0436	$0.0021	5.06%

COMMERCIAL SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$11.74	$12.32	$0.58	4.94%
ENERGY CHARGE:
SUMMER
FIRST 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
OVER 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
WINTER
FIRST 700 KWH	$0.0798	$0.0838	$0.0040	5.01%
OVER 700 KWH	$0.0543	$0.0570	$0.0027	4.97%

FEED MILL & GRAIN ELEVATOR

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$17.60	$18.48	$0.88	5.00%
ENERGY CHARGE:
SUMMER
FIRST 700 KWH	$0.1021	$0.1072	$0.0051	5.00%
OVER 700 KWH	$0.1021	$0.1072	$0.0051	5.00%
WINTER
FIRST 700 KWH	$0.1021	$0.1072	$0.0051	5.00%
OVER 700 KWH	$0.0927	$0.0973	$0.0046	4.96%

Note: Percentage changes to each rate component may vary due to rounding of the rates to tariff precision.

THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424
CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE
(ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)

GENERAL POWER SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE:
REG MTR BILLS	$42.61	$44.73	$2.12	4.98%
IDR MTR BILLS	$156.74	$164.53	$7.79	4.97%
DEMAND CHARGE:
SUMMER KW	$5.80	$6.09	$0.29	5.00%
WINTER KW	$4.53	$4.76	$0.23	5.08%
PRIMARY DISCOUNT:
SUMMER KW	$(0.201)	$(0.211)	$(0.010)	4.98%
WINTER KW	$(0.201)	$(0.211)	$(0.010)	4.98%
ENERGY CHARGE:
SUMMER
FIRST 150 HU	$0.0596	$0.0626	$0.0030	5.03%
NEXT 200 HU	$0.0376	$0.0395	$0.0019	5.05%
OVER 350 HU	$0.0338	$0.0355	$0.0017	5.03%
WINTER
FIRST 150 HU	$0.0351	$0.0368	$0.0017	4.84%
NEXT 200 HU	$0.0338	$0.0355	$0.0017	5.03%
OVER 350 HU	$0.0330	$0.0346	$0.0016	4.85%

TOTAL ELECTRIC BUILDINGS

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE:
REG MTR BILLS	$42.61	$44.73	$2.12	4.98%
IDR MTR BILLS	$156.74	$164.53	$7.79	4.97%
DEMAND CHARGE:
SUMMER KW	$3.63	$3.81	$0.18	4.96%
WINTER KW	$2.98	$3.13	$0.15	5.03%
PRIMARY DISCOUNT:
SUMMER KW	$(0.203)	$(0.211)	$(0.010)	4.98%
WINTER KW	$(0.203)	$(0.211)	$(0.010)	4.98%
ENERGY CHARGE:
SUMMER
FIRST 150 HU	$0.0699	$0.0734	$0.0035	5.01%
NEXT 200 HU	$0.0442	$0.0464	$0.0022	4.98%
OVER 350 HU	$0.0398	$0.0418	$0.0020	5.03%
WINTER
FIRST 150 HU	$0.0366	$0.0384	$0.0018	4.92%
NEXT 200 HU	$0.0345	$0.0362	$0.0017	4.93%
OVER 350 HU	$0.0333	$0.0350	$0.0017	5.11%

Note: Percentage changes to each rate component may vary due to rounding of the rates to tariff precision.

THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424
CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE
(ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)

LARGE POWER SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$156.74	$164.53	$7.79	4.97%
DEMAND CHARGE:
SUMMER KW	$9.27	$9.73	$0.46	4.96%
WINTER KW	$5.12	$5.37	$0.25	4.88%
SECONDARY ADDER:
SUMMER KW	$0.195	$0.205	$0.010	5.13%
WINTER KW	$0.195	$0.205	$0.010	5.13%
ENERGY CHARGE:
SUMMER
FIRST 350 HU	$0.0369	$0.0387	$0.0018	4.88%
OVER 350 HU	$0.0191	$0.0200	$0.0009	4.71%
WINTER
FIRST 350 HU	$0.0325	$0.0341	$0.0016	4.92%
OVER 350 HU	$0.0183	$0.0192	$0.0009	4.92%

POWER FURNACE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$0.00	$0.00	$0.00	0.00%
ENERGY CHARGE:
SUMMER KWH	$0.0493	$0.0518	$0.0025	5.07%
WINTER KWH	$0.0493	$0.0518	$0.0025	5.07%

PRAXAIR & SPECIAL TRANSMISSION SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$156.74	$164.53	$7.79	4.97%
FACILITIES CHARGE:
SUMMER KW	$0.29	$0.30	$0.01	3.45%
WINTER KW	$0.29	$0.30	$0.01	3.45%
DEMAND CHARGE:
SUMMER ON-PEAK KW	$14.11	$14.71	$0.60	4.25%
WINTER ON-PEAK KW	$9.59	$9.99	$0.40	4.17%
ENERGY CHARGE:
SUMMER
ON-PEAK KWH	$0.0281	$0.0293	$0.0012	4.27%
SHOULDER KWH	$0.0223	$0.0232	$0.0009	4.04%
OFF-PEAK KWH	$0.0168	$0.0175	$0.0007	4.17%
WINTER
ON-PEAK KWH	$0.0194	$0.0202	$0.0008	4.12%
OFF-PEAK KWH	$0.0158	$0.0165	$0.0007	4.43%

MISCELLANEOUS SERVICE

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
CUSTOMER CHARGE	$11.74	$12.32	$0.58	4.94%
ENERGY CHARGE:
SUMMER KWH	$0.0570	$0.0598	$0.0028	491%
WINTER KWH	$0.0570	$0.0598	$0.0028	4.91%

        Note: Percentage changes to each rate component may vary due to rounding of the rates to tariff precision.

THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424
CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE
(ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)

PRIVATE LIGHTING

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
STREET LIGHTING LAMPS:
MERCURY VAPOR
6800 LUMENS	$9.13	$9.58	$0.45	4.93%
20000 LUMENS	$15.19	$15.95	$0.76	5.00%
54000 LUMENS	$29.13	$30.58	$1.45	4.98%
SODIUM VAPOR
6000 LUMENS	$8.43	$8.85	$0.42	4.98%
16000 LUMENS	$12.27	$12.88	$0.61	4.97%
27500 LUMENS	$17.74	$18.62	$0.88	4.96%
50000 LUMENS	$20.58	$21.60	$1.02	4.95%
METAL HALIDE
12000 LUMENS	$14.22	$14.93	$0.71	4.99%
20500 LUMENS	$18.98	$19.92	$0.94	4.95%
36000 LUMENS	$21.29	$22.35	$1.06	4.98%
FLOOD LIGHTING LAMPS:
MERCURY VAPOR
20000 LUMENS	$21.29	$22.35	$1.06	4.98%
54000 LUMENS	$35.16	$36.91	$1.75	4.98%
SODIUM VAPOR
27500 LUMENS	$20.64	$21.67	$1.03	4.99%
50000 LUMENS	$28.29	$29.70	$1.41	4.98%
140000 LUMENS	$41.34	$43.40	$2.06	4.98%
METAL HALIDE
12000 LUMENS	$14.61	$15.34	$0.73	5.00%
20500 LUMENS	$19.53	$20.50	$0.97	4.97%
36000 LUMENS	$28.82	$30.25	$1.43	4.96%
110000 LUMENS	$42.10	$44.19	$2.09	4.96%
OTHER CHARGES:
ADDL POLES	$1.17	$1.23	$0.06	5.13%
ADDL ANCHOR	$1.17	$1.23	$0.06	5.13%
ADDL CONDUCTOR	$0.011	$0.012	$0.001	9.09%

MUNICIPAL STREET LIGHTING

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
STREET LIGHTING LAMPS:
INCANDESCENT
4000 LUMENS	$37.90	$39.78	$1.88	4.96%
10000 LUMENS	$78.00	$81.88	$3.88	4.97%
MERCURY VAPOR
7000 LUMENS	$51.48	$54.04	$2.56	4.97%
11000 LUMENS	$61.79	$64.86	$3.07	4.97%
20000 LUMENS	$88.46	$92.86	$4.40	4.97%
53000 LUMENS	$149.25	$156.67	$7.42	4.97%
SODIUM VAPOR
6000 LUMENS	$48.24	$50.64	$2.40	4.98%
16000 LUMENS	$60.39	$63.39	$3.00	4.97%
27500 LUMENS	$78.59	$82.50	$3.91	4.98%
50000 LUMENS	$112.02	$117.59	$5.57	4.97%
130000 LUMENS	$180.76	$189.75	$8.99	4.97%
METAL HALIDE
12000 LUMENS	$75.66	$79.42	$3.76	4.97%
20500 LUMENS	$92.53	$97.13	$4.60	4.97%
36000 LUKENS	$123.77	$129.92	$6.15	4.97%
110000 LUMENS	$273.52	$287.12	$13.60	4.97%

SPECIAL LIGHTING

			DIFFERENCE
	CURRENT RATES	PROPOSED RATES
			($)	(%)
MINIMUM CHARGE	$26.99	$28.33	$1.34	4.96%
ENERGY CHARGE:
SUMMER
FIRST 1000 KWH	$0.0991	$0.1040	$0.0049	4.94%
OVER 1000 KWH	$0.0774	$0.0812	$0.0038	4.91%
WINTER
FIRST 1000 KWH	$0.0991	$0.1040	$0.0049	4.94%
OVER 1000 KWH	$0.0774	$0.0812	$0.0038	4.91%

Note: Percentage changes to each rate component may vary due to rounding of the rates to tariff precsion.

QuickLinks

  Exhibit 99.2
BEFORE THE PUBLIC SERVICE COMMISSION OF THE STATE OF MISSOURI
UNANIMOUS STIPULATION AND AGREEMENT
FAS 87 and Depreciation Issues
Certificate of Service
  Exhibit A
TABLE OF CONTENTS
  Attachment A
RESIDENTIAL SERVICE SCHEDULE RG
COMMERCIAL SERVICE SCHEDULE CB
SMALL HEATING SERVICE SCHEDULE SH
GENERAL POWER SERVICE SCHEDULE GP
LARGE POWER SERVICE SCHEDULE LP
ELECTRIC FURNACE PRIMARY SERVICE SCHEDULE PF
FEED MILL AND GRAIN ELEVATOR SERVICE SCHEDULE PFM
TOTAL ELECTRIC BUILDING SERVICE SCHEDULE TEB
SPECIAL TRANSMISSION SERVICE CONTRACT: PRAXAIR SCHEDULE SC-P
SPECIAL TRANSMISSION SERVICE SCHEDULE ST
MUNICIPAL STREET LIGHTING SERVICE SCHEDULE SPL
PRIVATE LIGHTING SERVICE SCHEDULE PL
SPECIAL LIGHTING SERVICE SCHEDULE LS
MISCELLANEOUS SERVICE SCHEDULE MS
CREDIT ACTION FEES SCHEDULE CA
  Exhibit B
THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424 CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE (ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)
RESIDENTIAL SERVICE
SMALL HEATING SERVICE
COMMERCIAL SERVICE
FEED MILL & GRAIN ELEVATOR
THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424 CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE (ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)
GENERAL POWER SERVICE
TOTAL ELECTRIC BUILDINGS
THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424 CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE (ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)
LARGE POWER SERVICE
POWER FURNACE
PRAXAIR & SPECIAL TRANSMISSION SERVICE
MISCELLANEOUS SERVICE
THE EMPIRE DISTRICT ELECTRIC COMPANY—CASE NO. ER-2002-424 CURRENT AND SETTLEMENT RATES—BY RATE SCHEDULE (ASSUMES $11,000,000 INCREASE IN OVERALL REVENUES)
PRIVATE LIGHTING
MUNICIPAL STREET LIGHTING
SPECIAL LIGHTING